Universal Technical Institute, Inc. Q4 2025 Financial Supplement

Financial Supplement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. These statements are based on our management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Discussions containing these forward-looking statements may be found, among other places, in the sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K, in our subsequent Quarterly Reports on Form 10-Q and certain of our Current Reports on Form 8-K, as well as any amendments thereto, filed with the Securities and Exchange Commission (the “SEC”). In addition, statements that refer to projections of earnings, revenue, costs or other financial items in future periods; anticipated growth and trends in our business or key markets; cost synergies, growth opportunities and other potential financial and operating benefits; future growth and revenues; future economic conditions and performance; anticipated performance of curriculum; plans, objectives and strategies for future operations; and other characterizations of future events or circumstances, and all other statements that are not statements of historical fact are forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated or implied in our forward-looking statements due to a number of factors, including, but not limited to, those set forth under the section entitled “Risk Factors” in our filings with the SEC. Important factors that could affect our actual results include, among other things, failure of our schools to comply with the extensive regulatory requirements for school operations; our failure to maintain eligibility for or our ability to process federal student financial assistance funds; the effect of current and future Title IV Program regulations arising out of negotiated rulemakings, including any potential reductions in funding or restrictions on the use of funds received through Title IV Programs; the effect of future legislative or regulatory initiatives related to veterans’ benefit programs; continued Congressional examination of the for-profit education sector; regulatory investigations of, or actions commenced against, us or other companies in our industry; changes in the state regulatory environment or budgetary constraints; failure to execute on our growth and diversification strategy, including effectively identifying, establishing and operating additional schools, programs or campuses; our failure to realize the expected benefits of our acquisitions, or our failure to successfully integrate our acquisitions; our failure to improve underutilized capacity at certain of our campuses; enrollment declines or challenges in our students’ ability to find employment as a result of macroeconomic conditions; our failure to maintain and expand existing industry relationships and develop new industry relationships; our ability to update and expand the content of existing programs and develop and integrate new programs in a timely and cost-effective manner while maintaining positive student outcomes; a loss of our senior management or other key employees; failure to comply with the restrictive covenants and our ability to pay the amounts when due under the Credit Agreement; and other risks that are described from time to time in our public filings. Given these risks, uncertainties and other factors, many of which are beyond our control, you should not place undue reliance on these forward-looking statements. Neither we nor any other person makes any representation as to the accuracy or completeness of these forward-looking statements and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties, and by us, relating to market size and growth and other data about our industry and our business. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. PAGE 2

Financial Supplement Consolidated Q4 and FY 2025 Highlights Q4 2025 FY 2025 Average Full-Time Active Students Average Full-Time Active Students 25,049 24,618 Revenue Revenue $222.4 million $835.6 million Net Income Net Income $18.8 million $63.0 million Adjusted EBITDA Adjusted EBITDA $36.8 million $126.5 million Diluted Earnings Per Share Diluted Earnings Per Share $0.34 $1.13 PAGE 3 ■ Company delivered Q4 and FY2025 financial results ahead of expectations on all key metrics. Q4 2025 • Total revenue of $222.4M (13.3% YoY growth). Segment revenue contribution in the quarter was $144.6 million for UTI (10.8% YoY growth) and $77.8 million for Concorde (18.2% YoY growth). • Total average full-time active students of 25,049 (8.1% YoY growth), with UTI delivering 15,207 and Concorde contributing 9,842. FY 2025 • Total revenue of $835.6M (14.0% YoY growth). Segment revenue contribution was $541.8 million for UTI (11.4% YoY growth) and $293.8 million for Concorde (19.3% YoY growth). • Total average full-time active students of 24,618 (10.5% YoY growth), with UTI delivering 14,913 and Concorde contributing 9,705. ■ Total available liquidity of $254.5 million, including $85.4 million of remaining capacity under Company’s revolving credit facility and $41.8 million of short-term investments—ample reserves for any potential business needs or new opportunities that may arise. ■ The Company remains well-positioned to deliver and confident in its 5-year strategic targets of a 10% Revenue CAGR and Adjusted EBITDA approaching $220M by FY2029.Note: See Company Press Release and Investor Presentation dated November 19, 2025 for more details on guidance, including non-GAAP reconciliations.

Financial Supplement Consolidated Q4 2025 Summary Results ($ in millions) ($ in millions, except for student data) 3 Mos. 9/30/25 3 Mos. 9/30/24 YoY Change 12 Mos. 9/30/25 12 Mos. 9/30/24 YoY Change Revenues $222.4 $196.4 13.3% $835.6 $732.7 14.0% Operating expenses $197.5 $170.3 15.9% $752.1 $673.8 11.6% Educational services and facilities $112.3 $99.4 13.0% $420.5 $384.5 9.4% Selling, general and administrative $85.2 $71.0 20.0% $331.7 $289.3 14.7% Income from operations $25.0 $26.0 (4.0)% $83.5 $58.9 41.7% Total other income (expense), net $0.6 $(0.7) (187.9)% $0.8 $(2.7) (130.3)% Income tax expense $(6.8) $(6.5) 4.2% $(21.3) $(14.2) 49.4% Net income $18.8 $18.8 (0.4)% $63.0 $42.0 50.0% Adjusted EBITDA(1) $36.8 $37.3 (1.4)% $126.5 $102.9 22.9% Operating cash flow $57.1 $67.5 (15.4)% $97.3 $85.9 13.3% Adjusted free cash flow(1) $41.0 $62.6 (34.5)% $56.0 $73.5 (23.8)% Capital expenditures $16.5 $7.5 118.9% $42.0 $24.3 72.8% PAGE 4 1. For a detailed reconciliation of Non-GAAP measures, see slides 14-19.

Consolidated Statements of Operations Trend
($ in thousands, except EPS)

Financial Supplement

	12 Mos. 9/30/25	3 Mos. 9/30/25	3 Mos. 6/30/25	3 Mos. 3/31/25	3 Mos. 12/31/24	12 Mos. 9/30/24	3 Mos. 9/30/24	3 Mos. 6/30/24	3 Mos. 3/31/24	3 Mos. 12/31/23
Revenues	**$ 835,616**	$ 222,442	$ 204,298	$ 207,447	$ 201,429	**$ 732,687**	$ 196,358	$ 177,458	$ 184,176	$ 174,695
Operating expenses:										
Educational services and facilities	**420,491**	112,258	105,604	102,488	100,141	**384,529**	99,355	95,277	97,488	92,409
Selling, general and administrative	**331,656**	85,198	84,542	88,106	73,810	**289,267**	70,981	74,735	75,496	68,055
Total operating expenses	**$ 752,147**	$ 197,456	$ 190,146	$ 190,594	$ 173,951	**$ 673,796**	$ 170,336	$ 170,012	$ 172,984	$ 160,464
Income from operations	**83,469**	24,986	14,152	16,853	27,478	**58,891**	26,022	7,446	11,192	14,231
Total other income (expense), net	**805**	573	200	(19)	51	**(2,661)**	(652)	(689)	(638)	(682)
Income tax expense	**(21,256)**	(6,803)	(3,689)	(5,388)	(5,376)	**(14,229)**	(6,530)	(1,772)	(2,767)	(3,160)
Net income	**$ 63,018**	$ 18,756	$ 10,663	$ 11,446	$ 22,153	**$ 42,001**	$ 18,840	$ 4,985	$ 7,787	$ 10,389
Preferred stock dividends	**—**	—	—	—	—	**(1,097)**	—	—	—	(1,097)
Income available for distribution	**63,018**	18,756	10,663	11,446	22,153	**40,904**	18,840	4,985	7,787	9,292
Income allocated to participating securities	**—**	—	—	—	—	**(2,855)**	—	—	—	(2,855)
Net income available to common shareholders	**63,018**	18,756	10,663	11,446	22,153	**38,049**	18,840	4,985	7,787	6,437
Net income per share, diluted	**$ 1.13**	$ 0.34	$ 0.19	$ 0.21	$ 0.40	**$ 0.75**	$ 0.34	$ 0.09	$ 0.14	$ 0.17
EBITDA[1]	**$ 116,692**	$ 33,634	$ 22,616	$ 25,000	$ 35,442	**$ 88,711**	$ 33,927	$ 14,842	$ 18,513	$ 21,429
Total Shares Outstanding (Period End)	**54,430**	54,430	54,424	54,406	54,366	**53,817**	53,817	53,812	53,801	53,732
Diluted Shares Outstanding (Period End)	**55,615**	55,728	55,635	55,442	55,406	**50,851**	55,404	54,951	54,770	37,439

1. *For a detailed reconciliation of Non-GAAP measures, see slides 14-19.*

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Consolidated Results of Operations Trend

Percent of Revenue

Financial Supplement

	12 Mos. 9/30/25	3 Mos. 9/30/25	3 Mos. 6/30/25	3 Mos. 3/31/25	3 Mos. 12/31/24	12 Mos. 9/30/24	3 Mos. 9/30/24	3 Mos. 6/30/24	3 Mos. 3/31/24	3 Mos. 12/31/23
Revenues	**100.0%**	100.0%	100.0%	100.0%	100.0%	**100.0%**	100.0%	100.0%	100.0%	100.0%
Operating Expenses:										
Educational services and facilities	**50.3%**	50.5%	51.7%	49.4%	49.8%	**52.5%**	50.6%	53.7%	52.9%	52.9%
Selling, general and administrative	**39.7%**	38.3%	41.4%	42.5%	36.6%	**39.5%**	36.1%	42.1%	41.0%	39.0%
Total operating expenses	**90.0%**	88.8%	93.1%	91.9%	86.4%	**92.0%**	86.7%	95.8%	93.9%	91.9%
Income from operations	**10.0%**	11.2%	6.9%	8.1%	13.6%	**8.0%**	13.3%	4.2%	6.1%	8.1%
Total other income (expense), net	**0.1%**	0.3%	0.1%	—%	0.1%	**(0.4)%**	(0.3)%	(0.4)%	(0.3)%	(0.4)%
Income tax expense	**(2.5)%**	(3.1)%	(1.8)%	(2.6)%	(2.7)%	**(1.9)%**	(3.3)%	(1.0)%	(1.5)%	(1.8)%
Net income	**7.6%**	8.4%	5.2%	5.5%	11.0%	**5.7%**	9.6%	2.8%	4.2%	5.9%
Preferred stock dividends	**—%**	—%	—%	—%	—%	**(0.1)%**	—%	—%	—%	(0.6)%
Income available for distribution	**7.6%**	8.4%	5.2%	5.5%	11.0%	**5.6%**	9.6%	2.8%	4.2%	5.3%
Income allocated to participating securities	**—%**	—%	—%	—%	—%	**(0.4)%**	—%	—%	—%	(1.6)%
Net income available to common shareholders	**7.6%**	8.4%	5.2%	5.5%	11.0%	**5.2%**	9.6%	2.8%	4.2%	3.7%
EBITDA margin[1]	**14.0%**	15.1%	11.1%	12.1%	17.6%	**12.1%**	17.3%	8.4%	10.1%	12.3%

1. *For a detailed reconciliation of Non-GAAP measures, see slides 14-19.*

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Quarterly Trend – Segment Key Metrics
($ in millions, except revenue per student amounts)

Financial Supplement

	3 Mos. 9/30/25 UTI	3 Mos. 6/30/25 UTI	3 Mos. 3/31/25 UTI	3 Mos. 12/31/24 UTI	3 Mos. 9/30/24 UTI	3 Mos. 9/30/25 Concorde	3 Mos. 6/30/25 Concorde	3 Mos. 3/31/25 Concorde	3 Mos. 12/31/24 Concorde	3 Mos. 9/30/24 Concorde
New student starts	7,166	2,829	3,591	2,753	7,068	4,943	2,892	3,059	2,560	4,424
Y/Y growth/(decline)	1.4%	(3.0)%	26.4%	19.0%	8.7%	11.7%	9.1%	15.9%	26.0%	13.7%
Average full-time active students	15,207	14,205	14,777	15,464	14,067	9,842	9,552	9,827	9,598	9,113
Y/Y growth/(decline)	8.1%	8.9%	7.0%	8.0%	9.2%	8.0%	18.8%	15.5%	16.4%	13.8%
Revenue per student	$9,500	$9,300	$9,100	$8,500	$9,300	$7,900	$7,600	$7,400	$7,300	$7,200
Y/Y growth/(decline)	2.2%	3.3%	2.2%	4.9%	4.5%	9.7%	1.3%	2.8%	1.4%	4.3%
Revenues	$144.6	$131.5	$134.2	$131.5	$130.5	$77.8	$72.8	$73.2	$70.0	$65.8
Y/Y growth/(decline)	10.8%	12.3%	8.8%	14.0%	13.2%	18.2%	20.7%	20.2%	18.0%	19.6%
Income from operations	$27.6	$19.9	$21.4	$25.5	$30.4	$10.1	$5.9	$8.9	$11.2	$6.7
Margin	19.1%	15.1%	15.9%	19.4%	23.3%	13.0%	8.1%	12.2%	16.0%	10.2%
Adjusted EBITDA[1]	$34.2	$26.5	$28.0	$31.9	$37.5	$12.4	$8.1	$10.9	$13.0	$8.3
Adjusted EBITDA margin	23.7%	20.1%	20.8%	24.2%	28.7%	15.9%	11.1%	14.9%	18.6%	12.6%

Note: Corporate results are not included within these metrics as they do not have any student data.

1. *For a detailed reconciliation of Non-GAAP measures, see slides 14-19.*

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Segment Results of Operations - Fourth Quarter ($ in thousands)

Financial Supplement

	3 Mos. 9/30/25 UTI	3 Mos. 9/30/25 Concorde	3 Mos. 9/30/25 Corporate	3 Mos. 9/30/25 Consolidated	3 Mos. 9/30/24 UTI	3 Mos. 9/30/24 Concorde	3 Mos. 9/30/24 Corporate	3 Mos. 9/30/24 Consolidated
Revenues	$ 144,648	$ 77,794	$ —	**$ 222,442**	$ 130,545	$ 65,813	$ —	**$ 196,358**
Compensation and Benefits	52,097	33,875	18,099	**104,071**	48,081	30,795	13,284	**92,160**
Advertising	12,647	7,784	54	**20,485**	11,459	6,546	56	**18,061**
Occupancy	11,621	6,563	273	**18,457**	9,052	5,258	169	**14,479**
Student Related	11,734	7,074	—	**18,808**	10,566	6,529	—	**17,095**
General Operations	6,788	4,935	3,541	**15,264**	3,887	2,537	2,922	**9,346**
Professional and Contract Services	2,557	1,335	4,412	**8,304**	2,222	2,548	3,884	**8,654**
Depreciation and amortization	6,138	2,055	313	**8,506**	5,973	1,420	369	**7,762**
Other Expenses	1,657	899	1,005	**3,561**	1,139	1,072	568	**2,779**
Corporate Support	11,804	3,151	(14,955)	**—**	7,722	2,394	(10,116)	**—**
Total operating expenses	$ 117,043	$ 67,671	$ 12,742	**$ 197,456**	$ 100,101	$ 59,099	$ 11,136	**$ 170,336**
Income (loss) from operations	27,605	10,123	(12,742)	**24,986**	30,444	6,714	(11,136)	**26,022**
Net income (loss)	26,807	10,109	(18,160)	**18,756**	28,760	6,777	(16,697)	**18,840**
EBITDA[(1)]	33,763	12,177	(12,306)	**33,634**	36,445	8,133	(10,651)	**33,927**
Adjusted EBITDA[(1)]	34,238	12,410	(9,869)	**36,779**	37,454	8,294	(8,439)	**37,309**
Adjusted EBITDA margin	23.7%	16.0%	—%	**16.5%**	28.7%	12.6%	—%	**19.0%**

1. *For a detailed reconciliation of Non-GAAP measures, see slides 14-19.*

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Segment Results of Operations - YTD
($ in thousands)

Financial Supplement

	12 Mos. 9/30/25 UTI	12 Mos. 9/30/25 Concorde	12 Mos. 9/30/25 Corporate	12 Mos. 9/30/25 Consolidated	12 Mos. 9/30/24 UTI	12 Mos. 9/30/24 Concorde	12 Mos. 9/30/24 Corporate	12 Mos. 9/30/24 Consolidated
Revenues	$ 541,816	$ 293,800	$ —	**$ 835,616**	$ 486,376	$ 246,311	$ —	**$ 732,687**
Compensation and Benefits	205,859	132,270	66,768	**404,897**	190,640	116,591	56,373	**363,604**
Advertising	56,754	30,575	217	**87,546**	51,302	25,744	215	**77,261**
Occupancy	39,868	24,769	946	**65,583**	36,202	23,454	714	**60,370**
Student Related	38,245	24,084	—	**62,329**	42,402	22,177	—	**64,579**
General Operations	21,695	17,919	12,249	**51,863**	15,349	8,516	10,677	**34,542**
Professional and Contract Services	9,925	5,207	17,826	**32,958**	9,416	8,540	14,216	**32,172**
Depreciation and amortization	24,085	7,554	1,319	**32,958**	22,855	5,159	1,310	**29,324**
Other Expenses	6,530	3,704	3,779	**14,013**	6,048	4,033	1,863	**11,944**
Corporate Support	44,485	11,589	(56,074)	**—**	34,406	11,293	(45,699)	**—**
Total operating expenses	$ 447,446	$ 257,671	$ 47,030	**$ 752,147**	$ 408,620	$ 225,507	$ 39,669	**$ 673,796**
Income (loss) from operations	94,370	36,129	(47,030)	**83,469**	77,756	20,804	(39,669)	**58,891**
Net income (loss)	89,901	36,001	(62,884)	**63,018**	71,646	21,048	(50,693)	**42,001**
EBITDA[1]	118,549	43,682	(45,539)	**116,692**	100,698	25,962	(37,949)	**88,711**
Adjusted EBITDA[1]	120,546	44,391	(38,482)	**126,455**	104,113	28,327	(29,585)	**102,855**
Adjusted EBITDA margin	22.2%	15.1%	—%	**15.1%**	21.4%	11.5%	—%	**14.0%**

1. *For a detailed reconciliation of Non-GAAP measures, see slides 14-19.*

PAGE 9

Financial Supplement Note: On December 18, 2023, the Company exercised in full its right of conversion of the Company’s Series A Preferred Stock which resulted in the conversion of all outstanding Series A Preferred shares into19,296,843 shares of Common Stock. Consolidated Balance Sheet and Cash Flow Summary ($ in thousands) At: 9/30/25 9/30/24 Cash & cash equivalents $ 127,361 $ 161,900 Restricted cash 6,769 5,572 Held-to-maturity investments 41,784 — Total current assets 246,632 221,951 PP&E (net) 285,852 264,797 Right-of-use assets for operating leases 178,861 158,778 Total assets 826,139 744,575 Operating lease liability – current 16,967 22,210 Long term debt, current portion 2,865 2,697 Total current liabilities 229,671 204,963 Operating lease liability – LT 174,838 146,831 Long term debt 84,234 123,007 Total liabilities 498,029 484,344 Stockholders’ equity 328,110 260,231 Total liabilities & equity $ 826,139 $ 744,575 12 Mos. 9/30/25 12 Mos. 9/30/24 Net cash (used in) provided by operating activities $ 97,330 $ 85,895 Purchase of property and equipment (41,978) (24,298) Purchase of held-to-maturity investments (68,371) — Proceeds received upon maturity of investments 22,301 — Proceeds from insurance policy 169 296 Net cash used in investing activities (87,879) (24,002) Proceeds from revolving credit facility 26,000 41,000 Payment on revolving credit facility (62,000) (75,000) Payment of preferred stock cash dividend — (1,097) Preferred share repurchase — (11,503) Payments on term loans and finance leases (2,697) (2,518) Payment of payroll taxes on stock-based compensation through shares withheld (4,755) (2,227) Proceeds from stock option exercises 659 — Net cash provided by financing activities (42,793) (51,345) Change in cash and restricted cash (33,342) 10,548 Ending balance of cash and restricted cash $ 134,130 $ 167,472 PAGE 10

Earnings Per Share Trend and Guidance

($ in thousands, except EPS)

Financial Supplement

	Fiscal 2026 Midpoints	12 Mos. 9/30/25	3 Mos. 9/30/25	3 Mos. 6/30/25	3 Mos. 3/31/25	3 Mos. 12/31/24	12 Mos. 9/30/24	3 Mos. 9/30/24	3 Mos. 6/30/24	3 Mos. 3/31/24	3 Mos. 12/31/23
Net Income	~$40,000-45,000	$ 63,018	$ 18,756	$ 10,663	$ 11,446	$ 22,153	$ 42,001	$ 18,840	$ 4,985	$ 7,787	$ 10,389
Less: Preferred stock dividend declared	—	—	$ —	—	—	—	(1,097)	—	—	—	(1,097)
Net income available for distribution	~$40,000-45,000	63,018	18,756	10,663	11,446	22,153	40,904	18,840	4,985	7,787	9,292
Income allocated to participating securities	—	—	—	—	—	—	(2,855)	—	—	—	(2,855)
Net income available to common shareholders	~$40,000-45,000	$ 63,018	$ 18,756	$ 10,663	$ 11,446	$ 22,153	$ 38,049	$ 18,840	$ 4,985	$ 7,787	$ 6,437
Weighted average basic shares outstanding	~55,000	54,301	54,425	54,412	54,383	53,987	49,429	53,813	53,805	53,757	36,434
Basic income per common share	~$0.73-0.82	$ 1.16	$ 0.34	$ 0.20	$ 0.21	$ 0.41	$ 0.77	$ 0.35	$ 0.09	$ 0.14	$ 0.18
Weighted average basic shares outstanding	~55,000	54,301	54,425	54,412	54,383	53,987	49,429	53,813	53,805	53,757	36,434
Dilutive effect related to employee stock plans	~1,300	1,314	1,303	1,223	1,059	1,419	1,422	1,591	1,146	1,013	1,005
Weighted average diluted shares outstanding	~56,300	55,615	55,728	55,635	55,442	55,406	50,851	55,404	54,951	54,770	37,439
Diluted income per common share	~$0.71-0.80	$ 1.13	$ 0.34	$ 0.19	$ 0.21	$ 0.40	$ 0.75	$ 0.34	$ 0.09	$ 0.14	$ 0.17

Note: With the December 18, 2023 conversion of all remaining Series A preferred shares into common shares, the two-class EPS calculation method is no longer applicable post fiscal 2024.

PAGE 11

Financial Supplement Leverage as of 9/30/2025 Current Loan Balances, net $87.1M LTM EBITDA $126.5M Cash, Cash Equivalents, and Short-Term Investments $169.1M Gross Leverage Ratio 0.69x Net Leverage Ratio (0.65x) Debt as of 9/30/2025 Term Loan: Avondale Campus Original Note Amount $31.2M Inception Date 5/12/2021 Rate* Fixed/Floating Maturity 7 years Current Note Balance $27.5M Term Loan: Lisle Campus Original Note Amount $38.0M Inception Date 4/14/2022 Rate** Fixed/Floating Maturity 7 years Current Note Balance $36.1M Revolving Credit Facility Total Capacity $125.0M Inception Date 11/21/2022 Rate*** Floating Maturity 5 years Current Loan Balance $20.0M 9/30/2026 proforma leverage calculation is based upon midpoint of the adjusted EBITDA guidance range and projected year-end cash balance, both of which will depend on actual company performance. For a detailed reconciliation of Non-GAAP measures, see slides 14-19. Note: FY 2026 proforma cash and debt balances assume the revolving credit facility is not drawn on at year end; however, use of the revolver will continue to be evaluated throughout the year and used as needed to satisfy regulatory requirements &/or debt covenants. Any change to the outstanding revolver balance would affect gross leverage but have no impact on net leverage. Leverage Ratios PAGE 12 *Avondale rate is 50% fixed at 1.45% + 50% Floating @ SOFR plus 2% Margin and a tranche adjustment of 0.046% **Lisle rate is 50% fixed at 4.69% + 50% Floating @ SOFR plus 2% Margin ***Revolver rate is SOFR plus 1.75% to 2.25% Margin based on UTI's Total Leverage Proforma Leverage 9/30/2026 Note Balances, net (Projected) ~$64.3M LTM EBITDA - FY 2026 Guidance midpoint ~$116.5M Cash, Cash Equivalents, and Short-Term Investments (Projected) ~$190.0M Gross Leverage Ratio 0.55x Net Leverage Ratio (1.10x)

Financial SupplementUse of Non-GAAP Financial Information PAGE 13 In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company also discloses certain non-GAAP financial information. These financial measures are not recognized measures under GAAP and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company discloses these non-GAAP financial measures because it believes that they provide investors an additional analytical tool to clarify its results of operations and identify underlying trends. Additionally, the Company believes that these measures may also help investors compare its performance on a consistent basis across time periods. The Company defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization, adjusted for stock-based compensation expense and items not considered normal recurring operations. The Company defines adjusted free cash flow as net cash provided by (used in) operating activities less capital expenditures, adjusted for items not considered normal recurring operations. Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, our adjustments for items that management does not consider to be normal recurring operations include: • Acquisition-related costs: We have excluded costs associated with both potential and announced acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. • Integration-related costs for completed acquisitions: We have excluded integration costs related to business structure realignment and new programs for recent acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. In addition, the nature and amount of such charges vary significantly based on the size and timing of the programs. By excluding the referenced expenses from our non-GAAP financial measures, our management is able to further evaluate our ability to utilize existing assets and estimate their long-term value. Furthermore, our management believes that the adjustment of these items supplements the GAAP information with a measure that can be used to assess the sustainability of our operating performance. • Restructuring charges: In December 2023, we announced plans to consolidate the two Houston, Texas campus locations to align the curriculum, student facing systems, and support services to better serve students seeking careers in in-demand fields. As part of the transition, the MIAT Houston campus, acquired in November 2021, began a phased teach-out in May 2024, and such campus began operating under the UTI brand. MIAT-Houston students who have not completed their programs before their program’s teach-out date may enroll at UTI-Houston to complete their program. Both facilities will remain in use post-consolidation. • Facility lease accounting adjustments: During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices. This adjustment is not considered part of normal recurring operations. To obtain a complete understanding of our performance, these measures should be examined in connection with net income (loss) and net cash provided by (used in) operating activities, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the SEC. Because the items excluded from these non-GAAP measures are significant components in understanding and assessing our financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) or net cash provided by (used in) operating activities as a measure of our operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may define and calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure across similarly titled performance measures presented by other companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slides and investors are encouraged to review the reconciliations. Information reconciling forward-looking adjusted EBITDA and adjusted free cash flow to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of forward-looking adjusted EBITDA or adjusted free cash flow to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company’s control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort.

Consolidated Adjusted EBITDA Reconciliation Trend ($ in thousands)

Financial Supplement

Quarter to date & Full Year

	12 Mos. 9/30/25	3 Mos. 9/30/25	3 Mos. 6/30/25	3 Mos. 3/31/25	3 Mos. 12/31/24	12 Mos. 9/30/24	3 Mos. 9/30/24	3 Mos. 6/30/24	3 Mos. 3/31/24	3 Mos. 12/31/23
Net income, as reported	$ 63,018	$ 18,756	$ 10,663	$ 11,446	$ 22,153	$ 42,001	$ 18,840	$ 4,985	$ 7,787	$ 10,389
Interest (income) expense, net	(540)	(431)	(51)	28	(86)	3,157	795	709	757	896
Income tax expense	21,256	6,803	3,689	5,388	5,376	14,229	6,530	1,772	2,767	3,160
Depreciation and amortization	32,958	8,506	8,315	8,138	7,999	29,324	7,762	7,376	7,202	6,984
EBITDA	$ 116,692	$ 33,634	$ 22,616	$ 25,000	$ 35,442	$ 88,711	$ 33,927	$ 14,842	$ 18,513	$ 21,429
Stock-based compensation expense	9,151	2,749	2,658	3,024	720	8,560	2,862	1,863	2,353	1,482
Acquisition related costs[1]	873	—	—	873	—	—	—	—	—	—
Integration related costs for completed acquisitions[2]	(304)	396	—	—	(700)	6,049	1,126	1,653	1,696	1,574
Restructuring Costs[3]	43	—	—	—	43	185	44	53	45	43
Facility lease accounting adjustments[4]	—	—	—	—	—	(650)	(650)	—	—	—
Adjusted EBITDA, non-GAAP	$ 126,455	$ 36,779	$ 25,274	$ 28,897	$ 35,505	$ 102,855	$ 37,309	$ 18,411	$ 22,607	$ 24,528

1. *Costs related to both announced and potential acquisition targets.*
2. *In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year.*
3. *In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of September 30, 2025, the only remaining costs related to this restructuring is the potential for federal loan discharges.*
4. *Lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices.*

PAGE 14

Consolidated Adjusted EBITDA Reconciliation Trend ($ in thousands)

Financial Supplement

Year to date

	12 Mos. 9/30/25	9 Mos. 6/30/25	6 Mos. 3/31/25	3 Mos. 12/31/24	12 Mos. 9/30/24	9 Mos. 6/30/24	6 Mos. 3/31/24	3 Mos. 12/31/23
Net income, as reported	$ 63,018	$ 44,262	$ 33,599	$ 22,153	$ 42,001	$ 23,161	$ 18,176	$ 10,389
Interest (income) expense, net	(540)	(109)	(58)	(86)	3,157	2,362	1,653	896
Income tax expense	21,256	14,453	10,764	5,376	14,229	7,699	5,927	3,160
Depreciation and amortization	32,958	24,452	16,137	7,999	29,324	21,562	14,186	6,984
EBITDA	**$ 116,692**	**$ 83,058**	**$ 60,442**	**$ 35,442**	**$ 88,711**	**$ 54,784**	**$ 39,942**	**$ 21,429**
Stock-based compensation expense	9,151	6,402	3,744	720	8,560	5,698	3,835	1,482
Acquisition related costs[1]	873	873	873	—	—	—	—	—
Integration related costs for completed acquisitions[2]	(304)	(700)	(700)	(700)	6,049	4,924	3,271	1,574
Restructuring Costs[3]	43	43	43	43	185	141	88	43
Facility lease accounting adjustments[4]	—	—	—	—	(650)	—	—	—
Adjusted EBITDA, non-GAAP	**$ 126,455**	**$ 89,676**	**$ 64,402**	**$ 35,505**	**$ 102,855**	**$ 65,547**	**$ 47,136**	**$ 24,528**

1. *Costs related to both announced and potential acquisition targets.*
2. *In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year.*
3. *In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of September 30, 2025, the only remaining costs related to this restructuring is the potential for federal loan discharges.*
4. *Lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices.*

PAGE 15

Adjusted EBITDA Reconciliation By Segment
($ in thousands)

Financial Supplement

Quarter to date

	3 Mos. 9/30/25 UTI	3 Mos. 9/30/24 UTI	3 Mos. 9/30/25 Concorde	3 Mos. 9/30/24 Concorde	3 Mos. 9/30/25 Corporate	3 Mos. 9/30/24 Corporate
Net income (loss), as reported	$ 26,807	$ 28,760	$ 10,109	$ 6,777	$ (18,160)	$ (16,697)
Interest expense (income), net	797	1,689	13	(63)	(1,241)	(831)
Income tax expense	—	—	—	—	6,803	6,530
Depreciation and amortization	6,159	5,996	2,055	1,419	292	347
EBITDA	$ 33,763	$ 36,445	$ 12,177	$ 8,133	$ (12,306)	$ (10,651)
Stock-based compensation expense	475	778	233	81	2,041	2,003
Integration related costs for completed acquisitions[1]	—	187	—	730	396	209
Restructuring Costs[2]	—	44	—	—	—	—
Facility lease accounting adjustments[3]	—	—	—	(650)	—	—
Adjusted EBITDA, non-GAAP	$ 34,238	$ 37,454	$ 12,410	$ 8,294	$ (9,869)	$ (8,439)

1. *In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year.*
2. *In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of September 30, 2025, the only remaining costs related to this restructuring is the potential for federal loan discharges.*
3. *Lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices.*

PAGE 16

Adjusted EBITDA Reconciliation By Segment
($ in thousands)

Financial Supplement

Year to date

	12 Mos. 9/30/25 UTI	12 Mos. 9/30/24 UTI	12 Mos. 9/30/25 Concorde	12 Mos. 9/30/24 Concorde	12 Mos. 9/30/25 Corporate	12 Mos. 9/30/24 Corporate
Net income (loss), as reported	$ 89,901	$ 71,646	$ 36,001	$ 21,048	$ (62,884)	$ (50,693)
Interest expense (income), net	4,479	6,135	127	(244)	(5,146)	(2,734)
Income tax expense	—	—	—	—	21,256	14,229
Depreciation and amortization	24,169	22,917	7,554	5,158	1,235	1,249
EBITDA	$ 118,549	$ 100,698	$ 43,682	$ 25,962	$ (45,539)	$ (37,949)
Stock-based compensation expense	1,954	2,080	709	213	6,488	6,267
Acquisition related costs[1]	—	—	—	—	873	—
Integration related costs for completed acquisitions[2]	—	1,150	—	2,802	(304)	2,097
Restructuring Costs[3]	43	185	—	—	—	—
Facility lease accounting adjustments[4]	—	—	—	(650)	—	—
Adjusted EBITDA, non-GAAP	$ 120,546	$ 104,113	$ 44,391	$ 28,327	$ (38,482)	$ (29,585)

1. *Costs related to both announced and potential acquisition targets.*
2. *In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year.*
3. *In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025.*
4. *Lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices.*

PAGE 17

Adjusted EBITDA Reconciliation Trend By Segment ($ in thousands)

Financial Supplement

Quarter to date

	3 Mos. 9/30/25 UTI	3 Mos. 6/30/25 UTI	3 Mos. 3/31/25 UTI	3 Mos. 12/31/24 UTI	3 Mos. 9/30/24 UTI	3 Mos. 9/30/25 Concorde	3 Mos. 6/30/25 Concorde	3 Mos. 3/31/25 Concorde	3 Mos. 12/31/24 Concorde	3 Mos. 9/30/24 Concorde
Net income, as reported	$ 26,807	$ 18,583	$ 20,179	$ 24,328	$ 28,760	$ 10,109	$ 5,890	$ 8,837	$ 11,165	$ 6,777
Interest expense (income), net	797	1,288	1,262	1,132	1,689	13	39	45	30	(63)
Depreciation and amortization	6,159	6,068	5,971	5,971	5,996	2,055	1,939	1,850	1,709	1,419
EBITDA	$ 33,763	$ 25,939	$ 27,412	$ 31,431	$ 36,445	$ 12,177	$ 7,868	$ 10,732	$ 12,904	$ 8,133
Stock-based compensation expense	475	530	567	382	778	233	208	189	79	81
Integration related costs for completed acquisitions	—	—	—	—	187	—	—	—	—	730
Restructuring Costs(1)	—	—	—	43	44	—	—	—	—	—
Facility lease accounting adjustments(2)	—	—	—	—	—	—	—	—	—	(650)
Adjusted EBITDA, non-GAAP	$ 34,238	$ 26,469	$ 27,979	$ 31,856	$ 37,454	$ 12,410	$ 8,076	$ 10,921	$ 12,983	$ 8,294

1. *In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of September 30, 2025, the only remaining costs related to this restructuring is the potential for federal loan discharges.*
2. *Lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices.*

Note: Corporate results are not included within these metrics.

PAGE 18

Financial Supplement Consolidated Adjusted Free Cash Flow ($ in thousands) 3 Mos. 9/30/25 3 Mos. 9/30/24 12 Mos. 9/30/25 12 Mos. 9/30/24 Cash flow provided by operating activities, as reported $57,104 $67,534 $97,330 $85,895 Purchase of property and equipment (16,479) (7,529) (41,978) (24,298) Free cash flow, non-GAAP 40,625 60,005 55,352 61,597 Adjustments: Cash outflow for acquisition-related costs(1) — — 873 — Cash outflow (inflow) for integration-related costs for completed acquisitions(2) 396 992 (304) 6,196 Cash outflow for integration-related property and equipment — 795 — 4,330 Cash outflow for restructuring costs and property and equipment(3) — 92 59 632 Facility lease accounting adjustments(4) — 700 — 700 Adjusted free cash flow, non-GAAP $41,021 $62,584 $55,980 $73,455 1. Costs related to both announced and potential acquisition targets. 2. In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year. 3. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of September 30, 2025, the only remaining costs related to this restructuring is the potential for federal loan discharges. 4. Lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices. PAGE 19